Loomis Sayles Growth Fund

Supplement dated September 28, 2016, to the Loomis Sayles Growth Fund Summary and Statutory Prospectuses, each dated February 1, 2016, as may be revised and supplemented from time to time.

In order to preserve the investment team’s ability to efficiently manage future cash flow, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), in consultation with NGAM Distribution, L.P., has concluded that it is in the best interest of current shareholders to close the Loomis Sayles Growth Fund (the “Fund”) to new investors effective at the close of business March 31, 2017.

From November 1, 2016 through March 31, 2017, new investors coming through established intermediary programs or model relationships will be able to invest in the Fund. However, after March 31, 2017, the Fund will remain open only to advisor discretionary programs/platforms and pre-existing end investors.

Employee benefit plans may be permitted to invest in the Fund if they are approved by Loomis Sayles prior to November 1, 2016, and if the Fund is added as an investment option or funded by May 1, 2017.